Filed pursuant to Rule 497(e)

File Nos. 333-28339 and 811-08239

PROFUNDS

Supplement dated December 27, 2007 to the

Prospectus dated May 1, 2007

(as so supplemented, the “Prospectus”)

Effective on December 28, 2007, the Prospectus is supplemented by changing the names of, and all references to, certain series of ProFunds as shown below:

Fund Name	New Fund Name as of December 28, 2007
ProFund VP OTC	ProFund VP NASDAQ-100

ProFund VP UltraOTC	ProFund VP UltraNASDAQ-100

ProFund VP Short OTC	ProFund VP Short NASDAQ-100

ProFund VP UltraShort OTC	ProFund VP UltraShort NASDAQ-100

Please retain this supplement with the Prospectus for future reference.

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007, as supplemented on December 27, 2007

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and the ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	SECTOR PROFUNDS VP
Bull	Banks
Small-Cap	Basic Materials
Dow 30	Biotechnology
NASDAQ-100	Consumer Goods
Large-Cap Value	Consumer Services
Large-Cap Growth	Financials
Mid-Cap Value	Health Care
Mid-Cap Growth	Industrials
Small-Cap Value	Internet
Small-Cap Growth	Oil & Gas
Asia 30	Pharmaceuticals
Europe 30	Precious Metals
Japan	Real Estate
Semiconductor
ULTRA PROFUNDS VP	Technology
UltraBull	Telecommunications
UltraMid-Cap	Utilities
UltraSmall-Cap
UltraNASDAQ-100	NON-EQUITY PROFUNDS VP
U.S. Government Plus
INVERSE PROFUNDS VP	Rising Rates Opportunity
Bear
Short Mid-Cap	PROFUND VP MONEY MARKET
Short Small-Cap
Short Dow 30
Short NASDAQ-100
UltraShort Dow 30
UltraShort NASDAQ-100

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2007 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2006 are incorporated by reference into this SAI. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI May 1, 2007, as supplemented on December 28, 2007.

STATEMENT OF ADDITIONAL INFORMATION

PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Forty-four series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds VP.

On December 28, 2007, certain Funds changed their names as follows:

Fund Name	New Fund Name as of December 28, 2007
ProFund VP OTC	ProFund VP NASDAQ-100
ProFund VP UltraOTC	ProFund VP Ultra NASDAQ-100
ProFund VP Short OTC	ProFund VP Short NASDAQ-100
ProFund VP UltraShort OTC	ProFund VP UltraShort NASDAQ-100

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

Certain ProFunds VP have non-fundamental investment policies obligating any such ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund VP’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated or earmarked on the ProFund VP’s books and records or being used for collateral, as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with each ProFund VP’s respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund VP’s benchmark, certain factors will tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. and foreign tax considerations may apply to a ProFund VP’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds VP’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) social, political and economic instability; (ii) the small market for such securities and the low or nonexistent volume of trading, which result in a lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the ProFunds VP’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In any such event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds VP’s shareholders.

Each non-money market ProFund VP also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The ProFund VP Precious Metals is subject to the foreign investment risk that foreign stocks and financial instruments correlated to such stocks may be more volatile that their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential information is incomplete, unavailable or inaccurate. Additionally, ProFunds VP Precious Metals is affected by the risks faced by companies in the gold and silver mining industries, including market, economic and political risks of the countries where precious metals companies are located or do business.

The ProFund VP Europe 30, ProFund VP Asia 30 and ProFund VP Japan are subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

The ProFund VP Europe 30 focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of certain technologies and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Asian Companies

The ProFund VP Asia 30 focuses its investments in securities of companies in the ProFunds Asia 30 Index. Currently, the ProFunds Asia 30 Index comprises companies located or operating in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan (each an “Asian country” and collectively, “Asian countries”).

Each Asian country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Certain Asian countries at times have had managed currencies which were maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. Certain Asian countries have also restricted the free conversion of their currency into foreign currencies, including the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997, South Korea’s currency, the “won,” lost 95% of its value against the U.S. dollar.

Investment in companies located in China is subject to significant political risks. China retains a communist political system, but has taken steps to promote economic reforms and transform its economy into a market system. An investment in a company located in China is subject to the risk that (1) political instability may arise as a result of indecisive leadership; (2) hard-line Communists might regain the political initiative; (3) social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and (4) the threat of armed conflict exists over the unresolved situation concerning Taiwan. A number of Asian companies and countries are highly dependent on foreign loans, which may subject them to outside influence by other companies, countries or super-national organizations. For example, in 1997 several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Exposure to Japanese Companies

The ProFund VP Japan invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan.

The ProFund VP Japan’s performance will be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities, particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect Japanese equity returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain such investments may be vulnerable to unfavorable decisions by management or shareholders.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Pharmaceuticals and ProFund VP Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds VP generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds VP may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) with respect to the ProFunds VP and is therefore not subject to CPO registration.

A ProFund VP will cover its futures and options positions or segregate assets consistent with the requirements of the 1940 Act and the SEC staff’s interpretations thereof.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the American Stock Exchange (“AMEX”) and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds VP may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The non-money market ProFunds VP may engage in short sales. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends or interest, which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

The ProFunds VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights ) (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFund VP’s transactions in swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques, and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

Each non-money market ProFund VP may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. Each ProFund VP may invest a significant portion of its assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each ProFund VP may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, each ProFund VP may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage, which will serve to magnify the potential for gain and the risk of loss. The Funds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds VP’s use of structured notes by the ProFunds VP may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the non-money market ProFunds VP may utilize for investment purposes, as “cover” for other investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The non-money market ProFunds VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The non-money market ProFunds VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks,

the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances - Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each ProFund VP will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund VP depending on the amount of a bank’s obligations that the ProFund VP holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

Each ProFund VP may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. Each ProFund VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a ProFund VP may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund VP to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund VP nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund VP could be required at times to liquidate other investments to satisfy distribution requirements. Each Fund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund VP may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund VP to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The ProFunds VP also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives as “cover” for the investment techniques the ProFunds VP employ or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (10% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The ProFunds VP may use reverse repurchase agreements as part of each ProFund VP’s investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. The ProFunds VP will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund VP may invest all or part of the ProFund VP’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Inverse ProFunds VP will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP’s total assets. Loans would be subject to termination by the lending ProFund VP on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

Investing in other investment companies involves substantially the same risks to each ProFund VP as investing directly in the investments of the underlying investment companies. To the extent a ProFund VP invests in other investment companies, the shareholders of a ProFund VP would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of a ProFund VP would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. Under applicable law and regulations a ProFund VP cannot acquire securities of any one investment company if, immediately thereafter, the ProFund VP would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the ProFund VP’s assets, or securities issued by such company and securities held by the ProFund VP issued by other investment companies would have an aggregate value in excess of 10% of the ProFund VP’s assets. Accordingly, a ProFund VP is subject to the 3% Limitation unless (i) the ETF or the ProFund VP has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the ProFund VP; and (ii) the ETF and the ProFund VP take appropriate steps to comply with any conditions in such order.

Pursuant to exemptive rules under the 1940 Act effective as of July 31, 2006, a ProFund VP may invest without limit in (1) affiliated funds, so long as its other investments consist only of government securities, short term paper and other “securities” as defined in the 1940 Act and (2) affiliated or unaffiliated money market funds. A ProFund VP investing in affiliated funds under these new rules could not invest in a fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. A ProFund VP may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the ProFund VP’s interest to do so. Each ProFund VP’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a ProFund VP in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of a ProFund VP’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause a ProFund VP’s income and asset value to be reduced.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or the “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 10% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFund VPs. In addition, a ProFunds VP portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds VP, Inverse ProFunds VP, Sector ProFunds VP, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP as that phrase is defined in the 1940 Act. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort NASDAQ-100 may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NewYork Stock Exchange (“NYSE”) is open for business.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDQ Official Closing Price for The National Association of Securities Dealers (“NASD”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the net asset value of a ProFund VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the net asset value of a ProFund VP, may not take place contemporaneously with the determination of the prices of foreign securities used in net asset value calculations.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s net asset value. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of ProFund VP Money Market usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

For the fiscal years ended December 31, 2004, 2005 and 2006, each ProFund VP paid brokerage commissions in the following amounts:

	2004	2005	2006
ProFund VP Bull	$230,438	$287,079	$170,845
ProFund VP Small-Cap	68,137	48,922	50,853
ProFund VP Dow 30	N/A	N/A	17,022
ProFund VP NASDAQ-100	25,578	11,036	6,125
ProFund VP Large-Cap Value	18,646	188,105	156,981
ProFund VP Large-Cap Growth	6,415	122,332	76,008
ProFund VP Mid-Cap Value	631,934	1,000,838	313,128
ProFund VP Mid-Cap Growth	227,118	433,822	220,489
ProFund VP Small-Cap Value	616,117	527,426	193,917
ProFund VP Small-Cap Growth	332,294	365,277	212,752
ProFund VP Asia 30	164,694	120,637	135,001
ProFund VP Europe 30	177,151	107,742	87,237
ProFund VP Japan	48,439	40,347	39,470
ProFund VP UltraBull	217,453	202,722	252,110
ProFund VP UltraMid-Cap	123,058	224,331	239,048
ProFund VP UltraSmall-Cap	198,092	177,902	107,654
ProFund VP UltraNASDAQ-100	51,168	32,013	49,979
ProFund VP Bear	49,666	25,966	16,232
ProFund VP Short Mid-Cap	601	7,622	6,646
ProFund VP Short Small-Cap	10,461	14,068	21,842
ProFund VP Short Dow 30	N/A	N/A	98
ProFund VP Short NASDAQ-100	43,318	30,424	33,991
ProFund VP UltraShort Dow 30*	N/A	N/A	53
ProFund VP UltraShort NASDAQ-100*	N/A	N/A	40
ProFund VP Banks	64,795	44,013	30,695
ProFund VP Basic Materials	115,089	108,061	64,348
ProFund VP Biotechnology	35,108	16,474	3,629
ProFund VP Consumer Goods	106,953	47,135	24,556
ProFund VP Consumer Services	42,695	47,549	16,835
ProFund VP Financials	80,548	44,264	41,165
ProFund VP Health Care	88,499	76,910	26,333
ProFund VP Industrials	68,546	41,676	55,175
ProFund VP Internet	18,774	21,965	4,476
ProFund VP Oil & Gas	210,724	200,671	101,079
ProFund VP Pharmaceuticals	62,990	63,185	52,835
ProFund VP Precious Metals	-0-	-0-	-0-
ProFund VP Real Estate	549,439	468,096	287,167
ProFund VP Semiconductor	83,048	37,155	16,244
ProFund VP Technology	47,879	27,303	13,970
ProFund VP Telecommunications	108,456	78,369	115,174
ProFund VP Utilities	175,839	163,352	86,161
ProFund VP U.S. Government Plus	9,483	3,223	12,746
ProFund VP Rising Rates Opportunity	24,285	11,662	6,848
ProFund VP Money Market	-0-	-0-	-0-

*	Funds commenced investment operations as of September 14, 2006

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFunds VP investors.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFunds VP’s shares. Therefore, in selecting brokers to effect transactions in ProFunds VP portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts.

In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFunds VP, because the ProFunds VP have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds VP, the Advisor and the Distributor from entering into any agreement or other understanding under which the ProFunds VP direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund VP at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2006, the following ProFunds VP held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2006	Name of Broker or Dealer
ProFund VP Bull	5,601,860	Citigroup, Inc.
	1,775,825	Morgan Stanley Dean Witter & Co.
	1,624,703	The Goldman Sachs Group, Inc.
	1,564,080	Merrill Lynch & Co., Inc.
	860,882	Lehman Brothers Holdings, Inc.

ProFund VP Dow 30	179,131	Citigroup, Inc.

ProFund VP Large-Cap Value	6,553,662	Citigroup, Inc.
	2,071,579	Morgan Stanley Dean Witter & Co.
	1,998,392	Merrill Lynch & Co., Inc.
	1,267,866	The Goldman Sachs Group, Inc.
	621,054	Lehman Brothers Holdings, Inc.

ProFund VP Large-Cap Growth	385,941	The Goldman Sachs Group, Inc.
	189,050	Lehman Brothers Holdings, Inc.

ProFund VP UltraBull	1,255,589	Citigroup, Inc.
	475,182	Merrill Lynch & Co., Inc.
	398,030	Morgan Stanley Dean Witter & Co.
	348,863	The Goldman Sachs Group, Inc.
	192,956	Lehman Brothers Holdings, Inc.

ProFund VP Banks	2,569,330	Citigroup, Inc.

ProFund VP Financials	4,358,803	Citigroup, Inc.
	1,299,583	Merrill Lynch & Co., Inc.
	1,240,016	Morgan Stanley Dean Witter & Co.
	1,180,551	The Goldman Sachs Group, Inc.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present); Chief Executive Officer of the Advisor (April 2005 to Present)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.
**	Funds that have not yet commenced operations are not included.

Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present.	Chairman and Chief Executive Office of the Advisor (May 1997 to Present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present.	President of the Advisor (May 1997 to Present).

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven G. Cravath 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/59	Chief Legal Officer and Secretary	Indefinite; June 2006 to present.	General Counsel of the Advisor since June 2006; Partner, Morrison & Foerster LLP (October 1992 to June 2006).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. (January 1999 to October 2002).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present.	Assistant Vice President, ProFund Advisors LLC, December 2002 to present; Not employed (November 2002); Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present.	Counsel, BISYS Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present.	BISYS Fund Services: Vice President of Fund Administration (April 2002 to present); KPMG LLP; Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	BISYS Fund Services: Vice President of Fund Administration (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2006.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

As of April 1, 2007, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2006.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP;

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Trustee Compensation

The Trust, together with ProShares Trust and Access One Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) (collectively, the (“Trusts”)) pay each Independent Trustee compensation for his services as Trustee of the Trusts at the annual rate of $65,000. Independent Trustees also receive $3,000 for attending each regular quarterly in-person meeting of the Trusts, $3,000 for attending each special in-person meeting of the Trust and $1,000 for attending each telephonic meeting of the Trust, with the payment for any special or telephonic meetings spread across multiple Trusts to the extent that such meetings are joint. Trustees who are also officers or affiliated persons of the Advisor receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

For the fiscal year ended December 31, 2006, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$45,045	$0	$0	$51,000
Michael C. Wachs, Trustee	$45,045	$0	$0	$51,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Independent Trustee compensation for the fiscal year ended December 31, 2006 was calculated at the annual rate of $35,000. Trustees also received $1,500 for attending special meetings and $500 per telephonic meeting.
**	The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.50% of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of the ProFund VP, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust and ProShares Trust.

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares.

For the fiscal years ended December 31, 2004, 2005 and 2006, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year include accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

FYE 12/31

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$2,141,117	—	$1,830,865	—	$1,610,758	—
ProFund VP Small-Cap	874,527	—	838,991	—	910,358	—
ProFund VP Dow 30	N/A	N/A	N/A	N/A	15,723	181
ProFund VP NASDAQ-100	880,771	—	662,668	—	587,759	2,531
ProFund VP Large-Cap Value	9,312	621	285,720	5,212	663,016	—
ProFund VP Large-Cap Growth	3,280	3,280	229,608	—	504,149	—
ProFund VP Mid-Cap Value	656,968	—	864,533	—	691,761	22,745
ProFund VP Mid-Cap Growth	356,079	—	595,207	—	597,000	—
ProFund VP Small-Cap Value	754,063	—	598,863	—	565,554	3,401
ProFund VP Small-Cap Growth	822,424	—	1,049,119	—	821,621	—
ProFund VP Asia 30	282,889	—	352,164	—	772,786	—
ProFund VP Europe 30	940,777	—	819,666	—	988,745	—
ProFund VP Japan	231,891	—	304,161	—	590,348	3,858

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP UltraBull	608,427	—	554,442	—	439,148	—
ProFund VP UltraMid-Cap	371,068	—	536,657	—	612,418	—
ProFund VP UltraSmall-Cap	567,573	—	403,652	—	468,350	—
ProFund VP UltraNASDAQ-100	748,037	—	681,165	—	540,077	—
ProFund VP Bear	470,813	—	506,963	—	390,566	—
ProFund VP Short Mid-Cap	355	355	27,362	8,326	55,770	5,698
ProFund VP Short Small-Cap	9,382	3,182	156,987	—	266,697	—
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	3,590	2,236
ProFund VP Short NASDAQ-100	392,057	—	312,624	—	439,761	2,755
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	409	409
ProFund VP UltraShort NASDAQ-100	N/A	N/A	N/A	N/A	397	397
ProFund VP Banks	111,743	—	63,990	3,680	129,766	8,525
ProFund VP Basic Materials	169,991	—	176,220	—	229,965	3,583
ProFund VP Biotechnology	151,131	—	154,663	—	122,743	3,443
ProFund VP Consumer Goods	109,397	683	77,611	8,863	96,452	12,582
ProFund VP Consumer Services	37,072	9,211	40,579	22,487	42,884	20,730
ProFund VP Financials	214,830	—	183,324	—	290,264	12,772
ProFund VP Health Care	307,706	—	370,780	—	353,758	—
ProFund VP Industrials	84,239	1,372	65,103	13,586	124,040	16,066
ProFund VP Internet	143,869	—	121,588	—	86,745	6,676
ProFund VP Oil & Gas	582,401	—	1,138,227	—	1,168,808	51,943
ProFund VP Pharmaceuticals	82,790	—	91,980	—	159,978	2,207
ProFund VP Precious Metals	448,263	—	489,752	—	983,891	—
ProFund VP Real Estate	481,129	—	413,778	—	463,314	9,789
ProFund VP Semiconductor	80,060	1,155	83,712	—	71,940	4,080
ProFund VP Technology	183,318	—	134,303	—	138,508	9,033
ProFund VP Telecommunications	115,035	—	73,163	—	238,038	7,267
ProFund VP Utilities	268,132	—	703,040	—	615,926	19,948
ProFund VP U.S. Government Plus	221,154	—	303,112	—	340,245	—
ProFund VP Rising Rates Opportunity	1,284,114	—	1,269,619	—	1,162,512	—
ProFund VP Money Market	266,620	33,628	329,402	—	1,004,430	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.33%, and 1.30% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.63% for all other ProFunds VP, through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2004, 2005 and 2006, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2004 Recouped	2005 Recouped	2006 Recouped
ProFund VP Bull	$-0-	$-0-	$-0-
ProFund VP Small-Cap	-0-	-0-	-0-
ProFund VP Dow 30	N/A	N/A	-0-
ProFund VP NASDAQ-100	27,011	-0-	-0-
ProFund VP Large-Cap Value	-0-	-0-	-0-
ProFund VP Large-Cap Growth	-0-	4,731	-0-
ProFund VP Mid-Cap Value	41,075	4,569	-0-
ProFund VP Mid-Cap Growth	21,484	7,401	-0-
ProFund VP Small-Cap Value	55,430	5,000	-0-
ProFund VP Small-Cap Growth	32,077	-0-	-0-

	2004 Recouped	2005 Recouped	2006 Recouped
ProFund VP Asia 30	2,486	-0-	-0-
ProFund VP Europe 30	21,392	-0-	-0-
ProFund VP Japan	2,285	-0-	-0-
ProFund VP UltraBull	30,394	23,162	6,749
ProFund VP UltraMid-Cap	30,109	19,198	-0-
ProFund VP UltraSmall-Cap	52,571	20,000	2,794
ProFund VP Short Dow 30	N/A	N/A	-0-
ProFund VP UltraNASDAQ-100	47,426	5,792	14,677
ProFund VP UltraShort Dow 30	N/A	N/A	-0-
ProFund VP UltraShort NASDAQ-100	N/A	N/A	-0-
ProFund VP Bear	25,151	9,561	-0-
ProFund VP Short Mid-Cap	-0-	-0-	-0-
ProFund VP Short Small-Cap	-0-	10,181	-0-
ProFund VP Short NASDAQ-100	2,551	-0-	-0-
ProFund VP Banks	1,059	-0-	-0-
ProFund VP Basic Materials	12,226	-0-	-0-
ProFund VP Biotechnology	12,699	11,545	-0-
ProFund VP Consumer Goods	-0-	-0-	-0-
ProFund VP Consumer Services	-0-	-0-	-0-
ProFund VP Financials	22,697	6,000	-0-
ProFund VP Health Care	24,449	10,064	7,581
ProFund VP Industrials	-0-	-0-	-0-
ProFund VP Internet	7,977	1,800	-0-
ProFund VP Oil & Gas	38,528	11,928	-0-
ProFund VP Pharmaceuticals	5,186	2,858	-0-
ProFund VP Precious Metals	742	-0-	-0-
ProFund VP Real Estate	41,378	3,366	-0-
ProFund VP Semiconductor	-0-	-0-	-0-
ProFund VP Technology	16,690	-0-	-0-
ProFund VP Telecommunications	10,007	-0-	-0-
ProFund VP Utilities	26,401	24,895	-0-
ProFund VP U.S. Government Plus	5,184	-0-	-0-
ProFund VP Rising Rates Opportunity	7,932	-0-	-0-
ProFund VP Money Market	-0-	-0-	-0-

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds VP pay to ProFunds Advisors a fee at the annual rate of 0.15% of its average daily net assets.

For the fiscal years ended December 31, 2004, 2005 and 2006, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$428,228	—	$366,175	—	$322,153	$70,049
ProFund VP Small-Cap	174,907	—	167,799	—	182,073	40,005
ProFund VP Dow 30	N/A	N/A	N/A	N/A	3,145	1,113
ProFund VP NASDAQ-100	176,156	—	132,534	—	117,552	24,705
ProFund VP Large-Cap Value	1,862	124	57,144	1,043	132,604	31,864
ProFund VP Large-Cap Growth	656	656	45,922	—	100,830	21,782
ProFund VP Mid-Cap Value	131,395	—	172,907	—	138,353	37,567
ProFund VP Mid-Cap Growth	71,217	—	119,042	—	119,401	20,381
ProFund VP Small-Cap Value	150,814	—	119,773	—	113,111	24,751
ProFund VP Small-Cap Growth	164,486	—	209,825	—	164,325	23,709
ProFund VP Asia 30	56,578	—	70,433	—	154,558	34,907
ProFund VP Europe 30	188,157	—	163,934	—	197,750	42,506
ProFund VP Japan	46,379	—	60,832	—	118,070	22,976
ProFund VP UltraBull	121,687	—	110,889	—	87,830	19,915
ProFund VP UltraMid-Cap	74,214	—	107,332	—	122,484	24,338
ProFund VP UltraSmall-Cap	113,516	—	80,731	—	93,671	20,190
ProFund VP UltraNASDAQ-100	149,609	—	136,234	—	108,016	21,714
ProFund VP Bear	94,164	—	101,393	—	78,114	18,360
ProFund VP Short Mid-Cap	71	71	5,472	1,665	11,154	5,264
ProFund VP Short Small-Cap	1,876	636	31,398	—	53,340	16,296
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	718	707
ProFund VP Short NASDAQ-100	78,412	—	62,525	—	87,953	23,652
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	82	82
ProFund VP UltraShort NASDAQ-100	N/A	N/A	N/A	N/A	79	79
ProFund VP Banks	22,349	—	12,798	736	25,953	10,131
ProFund VP Basic Materials	33,999	—	35,244	—	45,993	11,410
ProFund VP Biotechnology	30,226	—	30,933	—	24,549	6,033
ProFund VP Consumer Goods	21,880	136	15,522	1,772	19,291	9,522
ProFund VP Consumer Services	7,415	1,842	8,116	4,498	8,577	7,569
ProFund VP Financials	42,966	—	36,665	—	58,053	17,941
ProFund VP Health Care	61,542	—	74,156	—	70,752	16,984
ProFund VP Industrials	16,848	274	13,021	2,718	24,808	10,683
ProFund VP Internet	28,774	—	24,318	—	17,349	5,541
ProFund VP Oil & Gas	116,481	—	227,647	—	233,763	60,089
ProFund VP Pharmaceuticals	16,558	—	18,396	—	31,996	9,200
ProFund VP Precious Metals	89,653	—	97,951	—	196,779	42,501
ProFund VP Real Estate	96,227	—	82,756	—	92,663	25,375
ProFund VP Semiconductor	16,012	231	16,742	—	14,388	4,019
ProFund VP Technology	36,664	—	26,861	—	27,702	9,273
ProFund VP Telecommunications	23,007	—	14,633	—	47,608	14,992
ProFund VP Utilities	53,627	—	140,609	—	123,186	37,383
ProFund VP U.S. Government Plus	66,347	—	90,934	—	102,074	22,202
ProFund VP Rising Rates Opportunity	256,825	—	253,925	—	232,504	51,552
ProFund VP Money Market	53,324	6,726	65,881	—	200,887	46,743

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Material Conflicts of Interest

As shown below, portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. A portfolio manager must allocate time and investment strategies among investment company accounts, which may have varying objectives, benchmarks, time horizons, and fees.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor that acts as investment adviser to certain proprietary exchange traded funds.

The Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person of the Advisor may make security purchases, subject to the terms of the ProFund Advisors Code of Ethics, that is consistent with the requirements of Rule 17j-1 under the 1940 Act.

ProFund Advisors address potential conflicts of interest among investment company and other accounts through internal review procedures, oversight by directors, and through certain policies and procedures. ProFund Advisors has established policies and procedures to make fair and equitable allocations of purchases and sales of securities among the investment company and other accounts under its management. These allocation policies and procedures are designed to prevent intentional advantaging of any client at the expense of another client, including potential conflicts that arise when multiple investment companies and other accounts managed by ProFund Advisors and its affiliates make decisions regarding investment in the same securities.

It should be noted that each non-money market Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark. The use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2006, unless otherwise noted.

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Total Assets)	Number of Other Pooled Investment Vehicles (Total Assets)	Number of Other Accounts (Total Assets)
William Seale	72 $(6,344,208,752)	0	14 $(83,833,704)
George Foster	60 $(4,175,326,389)	0	14 $(83,833,704)
Howard Rubin	26 $(2,326,502,899)	0	14 $(83,833,704)
Elisa Petit	26 $(2,326,502,899)	0	0
Erik Benke	24 $(2,232,432,924)	0	0
Adam Croll	24 $(2,232,432,924)	0	0
Rachel Ames	26 $(2,326,502,899)	0	0
Ashwin Joshi	24 $(2,232,432,924)	0	0
Hratch Najarian	28 $(1,283,172,108)	0	0
Michael Sommer	28 $(1,283,172,108)	0	0
Scott Hanson	28 $(1,283,172,108)	0	0
Jeff Ploshnick	6 $(565,651,382)	0	0
Ryan Dofflemeyer	6 $(565,651,382)	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2006 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
William Seale	$0	$0
George Foster	$0	$0
Hratch Najarian	$0	$0
Michael Neches	$0	$0
Elisa Petit	$0	$0
Howard Rubin	$0	$0
Erik Benke	$0	$0
Adam Croll	$0	$0
Ryan Dofflemeyer	$0	$0
Rachel Ames	$0	$0
Ashwin Joshi	$0	$0
Scott Hanson	$0	$0
Jeffrey Ploshnick	$0	$0

CODES OF ETHICS

The Trust, the Advisor, and the Distributor each have adopted a code of ethics (each a “COE” and collectively, the “COEs”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COEs are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a ProFund VP voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, BISYS Fund Services, UMB Bank, N.A., ProFunds Distributors, Inc. (collectively, the “Service Providers”) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers receive non-standard disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds VP. The Administrator provides ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds VP under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

The Trust pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This tiered fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each N-Q Filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2004, 2005 and 2006, BISYS, as Administrator was paid, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

	ADMINISTRATION FEES FYE 12/31
	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$94,380	—	$78,799	—	$66,210	—
ProFund VP Small-Cap	38,644	—	36,084	—	37,451	—
ProFund VP Dow 30	N/A	N/A	N/A	N/A	427	—
ProFund VP NASDAQ-100	38,863	—	28,403	—	24,163	—
ProFund VP Large-Cap Value	232	—	12,148	—	27,320	—
ProFund VP Large-Cap Growth	97	—	9,651	—	20,771	—
ProFund VP Mid-Cap Value	28,979	—	37,243	—	28,390	—
ProFund VP Mid-Cap Growth	15,680	—	25,474	—	24,527	—
ProFund VP Small-Cap Value	33,160	—	25,837	—	23,206	—
ProFund VP Small-Cap Growth	35,939	—	44,771	—	33,754	—
ProFund VP Asia 30	12,520	—	15,067	—	31,675	—
ProFund VP Europe 30	41,566	—	35,194	—	40,650	—
ProFund VP Japan	10,275	—	12,833	—	24,223	—
ProFund VP UltraBull	26,861	—	23,923	—	18,056	117
ProFund VP UltraMid-Cap	16,303	—	22,958	—	25,135	120
ProFund VP UltraSmall-Cap	24,913	—	17,288	—	19,203	62
ProFund VP UltraNASDAQ-100	33,261	—	29,245	—	22,195	9
ProFund VP Bear	20,957	—	21,837	—	16,198	128
ProFund VP Short Mid-Cap	—	—	1,024	—	2,355	—
ProFund VP Short Small-Cap	408	—	6,771	—	11,110	27
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	82	—
ProFund VP Short NASDAQ-100	17,534	—	13,532	—	18,240	9
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	3	—
ProFund VP UltraShort NASDAQ-100	N/A	N/A	N/A	N/A	3	—
ProFund VP Banks	4,953	—	2,746	—	5,395	—
ProFund VP Basic Materials	7,501	—	7,597	—	9,425	—
ProFund VP Biotechnology	6,703	—	6,618	—	5,056	—
ProFund VP Consumer Goods	4,842	—	3,361	—	3,969	—
ProFund VP Consumer Services	1,631	—	1,753	—	1,756	—
ProFund VP Financials	9,524	—	7,835	—	11,893	—
ProFund VP Health Care	13,643	—	16,005	—	14,560	—
ProFund VP Industrials	3,709	—	2,803	—	5,091	—
ProFund VP Internet	6,303	—	5,155	—	3,567	81
ProFund VP Oil & Gas	25,759	—	48,840	—	48,100	—
ProFund VP Pharmaceuticals	3,665	—	3,987	—	6,626	—
ProFund VP Precious Metals	19,827	—	20,962	—	40,447	—
ProFund VP Real Estate	21,243	—	17,835	—	19,079	30
ProFund VP Semiconductor	3,542	—	3,574	—	2,971	—
ProFund VP Technology	8,108	—	5,757	—	5,692	—
ProFund VP Telecommunications	5,084	—	3,157	—	9,777	—

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Utilities	11,808	—	30,245	—	25,436	—
ProFund VP U.S. Government Plus	14,746	—	19,465	—	21,172	88
ProFund VP Rising Rates Opportunity	56,552	—	54,797	—	47,880	2
ProFund VP Money Market	11,855	—	14,106	—	41,343	1,275

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust pays BFSI an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based tiered fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2004, 2005 and 2006, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds VP:

	FUND ACCOUNTING FEES FYE 12/31
	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$134,905	—	$116,494	—	$93,752	—
ProFund VP Small-Cap	55,365	—	58,235	—	56,749	—
ProFund VP Dow 30	N/A	N/A	N/A	N/A	728	—
ProFund VP NASDAQ-100	55,617	—	42,089	—	33,683	—
ProFund VP Large-Cap Value	41,494	—	18,903	—	40,222	—
ProFund VP Large-Cap Growth	22,375	—	16,387	—	30,973	—
ProFund VP Mid-Cap Value	316	—	55,497	—	40,971	—
ProFund VP Mid-Cap Growth	129	—	37,770	—	35,451	—
ProFund VP Small-Cap Value	47,243	—	39,265	—	35,448	—
ProFund VP Small-Cap Growth	50,647	—	65,381	—	48,427	—
ProFund VP Asia 30	17,982	—	22,006	—	43,790	—
ProFund VP Europe 30	59,485	—	51,032	—	56,045	—
ProFund VP Japan	14,821	—	18,363	—	33,614	—
ProFund VP UltraBull	38,415	—	38,352	—	28,266	—
ProFund VP UltraMid-Cap	23,189	—	35,371	—	37,165	—
ProFund VP UltraSmall-Cap	35,344	—	29,242	—	29,743	—
ProFund VP UltraNASDAQ-100	47,550	—	42,532	—	31,739	—
ProFund VP Bear	30,330	—	31,877	—	22,302	—
ProFund VP Short Mid-Cap	—	—	1,480	—	3,262	—
ProFund VP Short Small-Cap	576	—	9,965	—	15,483	—
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	108	—
ProFund VP Short NASDAQ-100	25,588	—	19,641	—	25,360	—
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	3	—
ProFund VP UltraShort NASDAQ-100	N/A	N/A	N/A	N/A	3	—
ProFund VP Banks	7,117	—	4,696	—	8,202	—
ProFund VP Basic Materials	10,719	—	11,424	—	13,641	—
ProFund VP Biotechnology	9,662	—	9,548	—	7,259	—
ProFund VP Consumer Goods	6,990	—	5,952	—	6,491	—
ProFund VP Consumer Services	2,324	—	4,109	—	3,957	—
ProFund VP Financials	13,707	—	13,023	—	17,589	—
ProFund VP Health Care	19,679	—	24,447	—	21,019	—
ProFund VP Industrials	5,311	—	5,576	—	8,856	—
ProFund VP Internet	8,958	—	7,769	—	5,118	—
ProFund VP Oil & Gas	36,945	—	70,401	—	67,102	—
ProFund VP Pharmaceuticals	5,281	—	5,936	—	9,377	—
ProFund VP Precious Metals	28,446	—	29,934	—	55,656	—

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Real Estate	30,384	—	26,208	—	26,705	—
ProFund VP Semiconductor	5,079	—	5,588	—	4,566	—
ProFund VP Technology	11,633	—	9,665	—	8,864	—
ProFund VP Telecommunications	7,276	—	4,811	—	13,643	—
ProFund VP Utilities	16,800	—	43,989	—	35,712	—
ProFund VP U.S. Government Plus	21,286	—	28,125	—	28,542	—
ProFund VP Rising Rates Opportunity	80,915	—	79,790	—	66,664	—
ProFund VP Money Market	17,126	—	21,833	—	57,617	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm and provided audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC’s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 allocated between the Trust and Access One Trust as mutually agreed. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution Plan, it is contemplated that the Advisor, or an affiliate of the Adviser will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. ProFunds Distributors, Inc.’s address is 3435 Stelzer Road, Columbus, Ohio 43219.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2006, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$536,919	—
ProFund VP Small-Cap	303,453	—
ProFund VP Dow 30	5,241	—
ProFund VP NASDAQ-100	195,920	—
ProFund VP Large-Cap Value	221,005	—
ProFund VP Large-Cap Growth	168,050	—
ProFund VP Mid-Cap Value	230,587	—
ProFund VP Mid-Cap Growth	199,000	—
ProFund VP Small-Cap Value	188,518	—
ProFund VP Small-Cap Growth	273,874	—
ProFund VP Asia 30	257,595	—
ProFund VP Europe 30	329,582	—
ProFund VP Japan	196,783	—
ProFund VP UltraBull	146,455	—
ProFund VP UltraMid-Cap	204,158	—
ProFund VP UltraSmall-Cap	156,136	—
ProFund VP UltraNASDAQ-100	180,162	—
ProFund VP Bear	130,257	—
ProFund VP Short Mid-Cap	18,639	—
ProFund VP Short Small-Cap	88,903	—
ProFund VP Short Dow 30	1,197	—
ProFund VP Short NASDAQ-100	146,672	—
ProFund VP UltraShort Dow 30	136	—
ProFund VP UltraShort NASDAQ-100	132	—
ProFund VP Banks	43,255	—

Fund	Paid	Waived
ProFund VP Basic Materials	76,655	—
ProFund VP Biotechnology	40,914	—
ProFund VP Consumer Goods	32,151	—
ProFund VP Consumer Services	14,295	—
ProFund VP Financials	96,755	—
ProFund VP Health Care	117,919	—
ProFund VP Industrials	41,347	—
ProFund VP Internet	28,915	—
ProFund VP Oil & Gas	389,603	—
ProFund VP Pharmaceuticals	53,326	—
ProFund VP Precious Metals	327,964	—
ProFund VP Real Estate	154,438	—
ProFund VP Semiconductor	23,980	—
ProFund VP Technology	46,169	—
ProFund VP Telecommunications	79,346	—
ProFund VP Utilities	205,309	—
ProFund VP U.S. Government Plus	170,198	—
ProFund VP Rising Rates Opportunity	387,598	—
ProFund VP Money Market	336,860	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2004, 2005 and 2006, each ProFund VP listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES FYE 12/31
	2004	2005	2006
ProFund VP Bull	$1,204,825	$1,024,439	$767,251
ProFund VP Small-Cap	291,507	279,288	301,769
ProFund VP Dow 30	N/A	N/A	16
ProFund VP NASDAQ-100	587,461	441,047	317,940
ProFund VP Large-Cap Value	2,081	186,471	340,662
ProFund VP Large-Cap Growth	935	149,769	268,986
ProFund VP Mid-Cap Value	438,306	575,971	372,498
ProFund VP Mid-Cap Growth	237,487	396,787	336,910
ProFund VP Small-Cap Value	497,456	393,029	299,422
ProFund VP Small-Cap Growth	546,954	686,891	468,841
ProFund VP Asia 30	188,196	226,622	383,650
ProFund VP Europe 30	539,745	461,609	468,004
ProFund VP Japan	154,582	202,876	328,988
ProFund VP UltraBull	357,359	322,040	188,046
ProFund VP UltraMid-Cap	234,834	351,643	324,469
ProFund VP UltraSmall-Cap	361,588	259,842	224,279
ProFund VP UltraNASDAQ-100	491,262	446,704	274,815
ProFund VP Bear	306,066	333,722	199,001
ProFund VP Short Mid-Cap	189	17,696	26,769
ProFund VP Short Small-Cap	1,584	102,670	119,472
ProFund VP Short Dow 30	N/A	N/A	—
ProFund VP Short NASDAQ-100	255,216	203,615	218,600
ProFund VP UltraShort Dow 30	N/A	N/A	—
ProFund VP UltraShort NASDAQ-100	N/A	N/A	—
ProFund VP Banks	74,348	42,623	65,217
ProFund VP Basic Materials	113,082	117,331	122,983
ProFund VP Biotechnology	100,835	103,090	67,622
ProFund VP Consumer Goods	72,955	51,717	48,532
ProFund VP Consumer Services	24,733	27,019	21,694
ProFund VP Financials	121,999	104,914	139,370
ProFund VP Health Care	186,443	228,476	172,922
ProFund VP Industrials	56,183	43,402	67,865
ProFund VP Internet	95,835	81,056	48,643
ProFund VP Oil & Gas	387,576	758,620	628,468
ProFund VP Pharmaceuticals	55,129	61,197	81,510
ProFund VP Precious Metals	298,827	326,409	527,458
ProFund VP Real Estate	314,675	273,790	242,159
ProFund VP Semiconductor	53,397	55,813	40,569
ProFund VP Technology	94,415	71,088	61,082
ProFund VP Telecommunications	76,417	48,664	121,767
ProFund VP Utilities	178,342	468,592	320,860
ProFund VP U.S. Government Plus	220,170	296,076	240,442
ProFund VP Rising Rates Opportunity	699,790	659,132	484,163
ProFund VP Money Market	2,889	3,772	21,754

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

COSTS AND EXPENSES

        Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee; the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFund VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 3, 2007, no person owned of record, or to the knowledge of management, beneficially owned, five percent or more of the outstanding shares of a ProFund VP except as set forth below (ProFunds VP are listed in alphabetical order):

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP MONEY MARKET	SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	60,789,048	38.40%
	CANADA LIFE INS CO OF AMERICA 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	50,231,461	31.71%
	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES IA 503250997	20,663,026	13.04%
	AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN NE 68510	14,153,966	8.93%
	WRL ASSURANCE CO OF OH ANNUITY ACCT 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	9,698,943	6.12%
PROFUND VP BULL	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	34,212,334
	ING USA ANNUITY AND LIFE INSURANCE CO 1475 DUNWOODY DR W CHESTER PA 19380	1,662,396	65.33%
PROFUND VP ULTRABULL	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	2,583,032	31.74%
	MONY LIFE INSURANCE COMPANY OF AMERICA 1740 BROADWAY MD NEW YORK NY 10019	321,150

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP BEAR	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	1,659,699	85.59%
PROFUND VP ULTRANASDAQ-100	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	2,279,184	10.64%
PROFUND VP MONEY MARKET	SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	60,789,048	97.64%
	CANADA LIFE INS CO OF AMERICA 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	50,231,461	99.76%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund VP may be deemed a “control person” (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company “segregated asset accounts” will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax aspects of an investment in such a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”), and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which such ProFund VP controls and which are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of each ProFund VP’s investments in loan participations, such ProFund VP shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in (a) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the Qualifying Income described in (a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP’s investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Some ProFunds VP may invest in real estate investment trusts (“REITs”), including those that may hold residual interests in real estate mortgage investment conduits (“REMICs”) and equity interests in REITs constituting or owning taxable mortgage pools (“TMPs”). Under a notice issued by the Internal Revenue Service (“IRS”) and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or its equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of United States federal income tax. The notice specifically provides, and the regulations are expected to provide, that in the case of a RIC, such as each of the ProFunds VP, excess inclusion income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders. Thus, excess inclusion income will not qualify under deferral provisions or an exemption from tax generally available under the provisions applicable to life insurance company separate accounts or qualified retirement plans, respectively.

If a ProFund were to fail to qualify as a regulated investment company in any year, then the ProFund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act (in the case of ProFund VP Money Market) and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to both qualify as a RIC and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holders’ control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, ProFunds VP are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, energy stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks, energy stocks, and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in 2004 relating to §817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in ProFunds VP described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund VP may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds’ VP annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange, the Frank Russell Company or Dow Jones, and neither Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500® ,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Value Index,” “S&P Small-Cap 600/Citigroup Growth Index,” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc., “New York Board of Trade®”, “NYBOT”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock Exchange™ Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP Dow 30 or Sector ProFunds VP (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2006 are incorporated herein by reference to the respective Annual Report of the ProFunds VP, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2007

Name	Ticker	Type	Industry	Country
ALCON INC	ACL	Common Stock	Healthcare-Products	SWITZERLAND
ASML HOLDING NV	ASML	NY Reg Shrs	Semiconductors	NETHERLANDS
ASTRAZENECA PLC	AZN	ADR	Pharmaceuticals	BRITAIN
AUTOLIV INC	ALV	Common Stock	Auto Parts & Equipment	SWEDEN
BP PLC-SPONS	BP	ADR	Oil & Gas	BRITAIN
BUSINESS OBJECTS SA	BOBJ	ADR	Software	FRANCE
DAIMLERCHRYSLER AG	DCX	Common Stock	Auto Manufacturers	GERMANY
ELAN CORP PLC	ELN	ADR	Pharmaceuticals	IRELAND
ERICSSON (LM) TEL	ERICY	ADR	Telecommunications	SWEDEN
GLAXOSMITHKLINE PLC	GSK	ADR	Pharmaceuticals	BRITAIN
HSBC HOLDINGS PLC	HBC	ADR	Banks	BRITAIN
PHILIPS ELECTRONICS	PHG	NY Reg Shrs	Electronics	NETHERLANDS
MITTAL STEEL-CLASS A	MT	NY Reg Shrs	Iron/Steel	NETHERLANDS
NOKIA CORP	NOK	ADR	Telecommunications	FINLAND
NOVARTIS AG	NVS	ADR	Pharmaceuticals	SWITZERLAND
ROYAL DUTCH SHELL PLC	RDS/A	ADR	Oil & Gas	NETHERLANDS
RYANAIR HOLDINGS PLC	RYAAY	ADR	Airlines	IRELAND
SANOFI-AVENTIS	SNY	ADR	Pharmaceuticals	FRANCE
SAP AG-SPONSORED	SAP	ADR	Software	GERMANY
ROYAL DUTCH SHELL PLC	RDS/B	ADR	Oil&Gas	NETHERLANDS
SHIRE PLC	SHPGY	ADR	Pharmaceuticals	BRITAIN
SIEMENS AG	SI	ADR	Miscellaneous Manufacturer	GERMANY
STMICROELECTRONICS NV	STM	NY Reg Shrs	Semiconductors	SWITZERLAND
NTL INC	NTLID	Common Stock	Telecommunications	UNITED STATES
TOP TANKERS INC	TOPT	Common Stock	Transportation	GREECE
TOTAL SA	TOT	ADR	Oil & Gas	FRANCE
UBS AG	UBS	Common Stock	Diversified Financial Services	SWITZERLAND
UNILEVER N V	UN	NY Reg Shrs	Food	NETHERLANDS
VODAFONE GROUP PLC	VOD	ADR	Telecommunications	BRITAIN
WILLIS GROUP HOLDINGS LTD	WSH	Common Stock	Insurance	BRITAIN
TENARIS SA	TS	ADR	Iron/Steel	LUXEMBOURG

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

APPENDIX B

PROFUNDS ASIA 30 INDEX

As of March 31, 2007

Name	Ticker	Type	Industry	Country
AU OPTRONICS CORP	AUO	ADR	Electronics	TAIWAN
BHP BILLITON LTD	BHP	ADR	Mining	AUSTRALIA
CNOOC LTD	CEO	ADR	Oil&Gas	HONG KONG
CHINA MOBILE HK LTD	CHL	ADR	Telecommunications	HONG KONG
CHUNGHWA TELECOM CO LTD	CHT	ADR	Telecommunications	TAIWAN
CREATIVE TECHNOLOGY LTD	CREAF	Common Stock	Computers	SINGAPORE
CTRIP.COM INTERNATIONAL	CTRP	ADR	Internet	CHINA
CHINA YUCHAI INTL LTD	CYD	Common Stock	Auto Parts&Equipment	SINGAPORE
FLEXTRONICS INTL LTD	FLEX	Common Stock	Electronics	SINGAPORE
ICICI BANK LTD	IBN	ADR	Banks	INDIA
INFOSYS TECHNOLOGIES	INFY	ADR	Software	INDIA
KOOKMIN BANK	KB	ADR	Banks	SOUTH KOREA
KOREA ELEC POWER CORP	KEP	ADR	Electric	SOUTH KOREA
KT CORP	KTC	ADR	Telecommunications	SOUTH KOREA
LG.PHILIPS LCD CO LTD	LPL	ADR	Electronics	SOUTH KOREA
NAM TAI ELECTRONICS INC	NTE	Common Stock	Electronics	HONG KONG
NETEASE.COM INC	NTES	ADR	Internet	CHINA
PACIFICNET INC	PACT	Common Stock	Computers	HONG KONG
POSCO	PKX	ADR	Iron/Steel	SOUTH KOREA
PETROCHINA CO LTD	PTR	ADR	Oil&Gas	CHINA
SATYAM COMPUTER SERVICES	SAY	ADR	Software	INDIA
SINA CORP	SINA	Common Stock	Internet	CHINA
SK TELECOM CO LTD	SKM	ADR	Telecommunications	SOUTH KOREA
SHANDA INTERACTIVE ENTER	SNDA	ADR	Internet	CHINA
CHINA PETROLEUM & CHEM	SNP	ADR	Oil&Gas	CHINA
SOHU.COM INC	SOHU	Common Stock	Internet	CHINA
TOMMY HILFIGER CORP	TOM	Common Stock	Apparel	HONG KONG
TAIWAN SEMICONDUCTOR	TSM	ADR	Semiconductors	TAIWAN
UNITED MICROELECTRONICS	UMC	ADR	Semiconductors	TAIWAN
WIPRO LTD	WIT	ADR	Software	INDIA

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.